SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 1999

                                   ----------


                                   THCG, INC.
             (Exact name of registrant as specified in its charter)


            Utah                         0-26072                 87-0415597
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


650 Madison Avenue, 21st Floor, New York, NY                         10022
 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 223-0440


Walnut Financial Services, Inc., 8000 Towers Crescent Drive, Suite 1070, Vienna, Virginia 22182
          (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.

        On November 1, 1999, the Registrant consummated the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 1999 (the "Merger Agreement"), by and among the Registrant, Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of the Registrant, and Tower Hill Securities, Inc., a New York corporation ("Tower Hill"). Pursuant to the Merger Agreement, Newco merged with and into Tower Hill, with Tower Hill surviving as a wholly-owned subsidiary of the Registrant (the "Merger").

        In connection with the Merger, (i) each share of common stock, par value $0.10 per share, of Tower Hill (the "Tower Hill Common Stock") issued and outstanding immediately prior the Merger was converted into and exchanged for 37,228.145 shares of common stock, par value $0.01 per share, of the Registrant (the "Common Stock"); and (ii) an officer of Tower Hill was granted 372,281 shares of restricted common stock. A total of 4,095,098 shares of Common Stock were issued to the former stockholders and a former officer of Tower Hill upon consummation of the Merger. In addition, two of the former stockholders of Tower Hill were granted options (the "Options") to purchase 900,000 shares of Common Stock. Including the Options, a total of 4,995,098 shares of Common Stock were issued to the former stockholders and a former officer of Tower Hill upon consummation of the Merger.

        In addition, pursuant to the Merger Agreement, the Registrant issued 2,500,000 shares of Common Stock and warrants to purchase an aggregate of 2,000,000 shares of Common Stock to Greenwich Street Capital Partners II, L.P. ("GSCP") and certain of its affiliates in a private placement transaction (the "Private Placement"), representing approximately 34.40% of the Common Stock issued and outstanding upon consummation of the Merger. In connection with the Private Placement, the Registrant entered into a voting agreement pursuant to which GSCP has the right to appoint one individual to the Registrant's Board of Directors so long as GSCP is the holder of Common Stock or warrants to purchase Common Stock which equal at least 5%, in the aggregate, of the outstanding shares of Common Stock of the Registrant on a fully diluted basis. The Registrant also agreed to use its best efforts to cause the nominee of GSCP to be appointed to the Compensation Committee of the Board of Directors.

        In addition to the Private Placement, the Registrant completed two additional private placements of 932,500 shares of Common Stock, in the aggregate: one to an outside investor group and one to an investor group consisting of former Tower Hill employees.

        Upon consummation of the Merger, the Board of Directors of the Registrant was increased from seven to nine directors and was classified into three classes. Concurrently therewith, all of the directors of the Registrant immediately prior to the Merger, with the exception of Gene Burleson, Burton W. Kanter and Joel S. Kanter, resigned. Five of the six vacancies created thereby were filled with directors nominated by Tower Hill, including Joseph D. Mark and Adi Raviv; the sixth vacancy was filled by Keith Abell, a nominee of GSCP. In addition, upon consummation of

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the Merger,  the  officers  of the  Registrant  immediately  prior to the Merger resigned, and individuals designated by Tower Hill assumed the management of the Registrant.

        The foregoing description of the terms and provisions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith and incorporated herein by reference.

        The following table sets forth information, as of November 5, 1999, concerning the Common Stock of the Registrant beneficially owned by the former stockholders and a former officer of Tower Hill:

================================================================================
Name                      Number of Shares          Percentage of Shares
                          Beneficially Owned        Beneficially Owned
--------------------------------------------------------------------------------
Joseph D. Mark            1,599,652.66 (1)          14.06%
--------------------------------------------------------------------------------
Adi Raviv                 2,158,074.66(2)           18.97%
--------------------------------------------------------------------------------
Shai Novik                397,281(3)                3.59%
--------------------------------------------------------------------------------
Total                     4,155,008.32              35.60%
================================================================================

(1) Includes 296,666.66 shares of Common Stock subject to options exercisable within 60 days. Does not include 558,423 shares of Common Stock held by trusts for the benefit of Mr. Mark's children, for which trusts Mr. Mark's wife serves as trustee. Mr. Mark disclaims any beneficial interest in the securities held by the trusts.

(2) Includes 296,666.66 shares of Common Stock subject to options exercisable within 60 days. Also includes 465,352 shares of Common Stock held by Mr. Raviv in a grantor retained annuity trust, for which trust Mr. Raviv's wife serves as trustee.

(3) Includes 25,000 shares of Common Stock acquired by Mr. Novik in one of the additional private placements.

Item 2. Acquisition or Disposition of Assets

        On November 1, 1999, the Registrant announced the consummation of the Merger pursuant to the Merger Agreement. As of November 1, 1999, the effective date of the Merger, (i) each outstanding share of Tower Hill Common Stock issued and outstanding immediately prior the Merger was converted into and exchanged for 37,228.145 shares of the Common Stock, and (ii) an officer of Tower Hill was granted 372,281 shares of restricted common stock. A total of 4,095,098 shares of the Registrant's Common Stock were issued to the former stockholders and a former officer of Tower Hill in connection with the Merger, excluding the Options. A total of 4,995,098 shares of the Registrant's Common Stock were issued to the former stockholders and a former officer of Tower Hill, including the Options.

        The Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and will be accounted for as a reverse acquisition. Tower Hill provides investment banking services and related general financial advisory services encompassing three principal areas: (i) capital raising through private

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placements  of  corporate   debt  and  equity   securities,   (ii)  mergers  and
acquisitions, and (iii) recapitalizations and refinancings. The Registrant intends to continue the business currently performed by Tower Hill as a subsidiary of the Registrant.

        The foregoing description of the terms and provisions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial statements of business acquired. It is presently impracticable to provide the financial statements required to be included in this Current Report on Form 8-K with respect to the business acquired. Such financial statements will be filed by amendment as soon as practicable, but in any event within 75 days after the consummation of the Merger.

        (b) Pro forma financial information. It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K. Such pro forma financial statement will be filed by amendment as soon as practicable, but in any event within 75 days after the consummation of the Merger.

        (c)  Exhibits

             Exhibit No.   Description
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               2.1         Amended  and  Restated  Agreement  and Plan of Merger
                           dated  as  of  August  5,  1999,  by  and  among  the
                           Registrant,  Tower Hill  Acquisition  Corp. and Tower
                           Hill  Securities,   Inc.   (incorporated   herein  by
                           reference to Exhibit A of the Registrant's Definitive
                           Proxy Statement filed on September 30, 1999).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 1999



                                            THCG, INC.

                                            By: /s/ Shai Novik
                                               --------------------------------
                                            Name:  Shai Novik
                                            Title: Chief Operating Officer